SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): August 4, 2003




                        ETERNAL TECHNOLOGIES GROUP, INC.
                   ----------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            (Commission file number)

                 Nevada                                      62-1655508
---------------------------------------------           ----------------------
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                        Identification Number)


          Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing Road, Heping District, Tianjin, 300100, People's Republic of China
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2750-1802
                               -------------------
              (Registrant's telephone number, including area code)

                      1801-1802 Evening Newspaper Mansion,
                        358 Nanjing Road, Tianjin P.R.C.
                        --------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         On August 4, 2003, the Company issued a press release announcing $4.55 million in new Sheep Embryo Transfer Contracts.


Item 7.  Exhibits

         99.1     Press Release dated August 4, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ETERNAL TECHNOLOGIES GROUP, INC.


August 6, 2003                 /s/ JiJun Wu
                               ------------------------------------------
                                   President and Chief Executive Officer